Exhibit 10.9
AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER LOAN AGREEMENT
     This Amendment No. 2 to Amended and Restated Master Loan Agreement (this “Amendment”) is effective as of November 1, 2007, by and between US BIO ALBERT CITY, LLC, an Iowa limited liability company (“Borrower”), and AGSTAR FINANCIAL SERVICES, PCA (“Lender”).
RECITALS
     A. Lender has extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Buena Vista County, Iowa, pursuant to that certain Master Loan Agreement dated as of November 15, 2005 (as amended by that certain Amendment No.1 and Waiver to Master Loan Agreement dated as of July 31, 2006, and by that certain Amended and Restated Master Loan Agreement dated as of February 26, 2007) (as amended, the “MLA”); First Supplement to the Master Loan Agreement (Construction Loan) dated as of November 15, 2005 (as amended by that certain Amendment No.1 to Amended and Restated First Supplement to Master Loan Agreement dated as of July 31, 2006, by that certain Amended and Restated First Supplement to the Master Loan Agreement (Construction Loan) dated as of January 24, 2006, and by that certain Second Amended and Restated First Supplement to the Amended and Restated Master Loan Agreement (Construction Loan) dated as of February 26, 2007) (as amended, the “First Supplement”); Second Supplement to the Master Loan Agreement (Revolving Loan) dated as of November 15, 2005 (the “Second Supplement”); Third Supplement to the Master Loan Agreement (Term Loan) dated as of February 26, 2007 (the “Third Supplement”); and Fourth Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of February 26, 2007 (the “Fourth Supplement”). The MLA, First Supplement, Second Supplement, Third Supplement and Fourth Supplement are referred to collectively hereinafter as the “Loan Agreement”).
     B. On October 19, 2007, Borrower and Lender entered into that certain Amendment No. 1 to Amended and Restated Master Loan Agreement amending certain provisions of the MLA.
     C. Borrower has requested Lender further amend certain provisions of the MLA, and Lender has agreed to such amendments upon the terms and conditions set forth herein.
     D. Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the MLA.
AGREEMENT

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Amendment to MLA:
     (b) Section 5.02(i): Section 5.02(i) of the MLA is hereby amended and restated in its entirety to read as follows:
(i) Transfer of Assets. Sell, lease, assign, transfer, or otherwise voluntarily dispose of any of its assets, or permit any of its subsidiaries to sell, lease, assign, transfer, or other wise voluntarily dispose of any of its assets except: (i) dispositions of inventory in the ordinary course of business; and (ii) dispositions of: (A) obsolete or worn out equipment; (B) equipment or real property not necessary for the operation of its business; (C) equipment or real property which is replaced with property of equivalent or greater value as the property which is disposed; or (D) real property which is leased to a third party for the storage of grain or other agricultural products which are to be purchased by the Borrower, provided that such lease does not violate the terms of this Agreement or any other Loan Document, and further provided that such space shall be used by such third party solely for the storage of grain or other agricultural products which are to be purchased by the Borrower.
2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that Lender shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto, and an executed Consent and Reaffirmation of Guaranty in the form attached hereto as Exhibit A, duly executed by the Guarantor.
3. Representations and Warranties. Borrower hereby represents to Lender that, after giving effect to this Amendment:
     (a) All of the representations and warranties of Borrower contained in the MLA and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.
     (b) As the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.
4. Miscellaneous.
     (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the MLA to “this Agreement,” “herein,” “hereof” and words of alike import and each reference in the other Loan Documents to the “MLA” or the “Master Loan Agreement” shall mean the MLA, as amended hereby.
     (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
     (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.
     (f) WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.
{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER LOAN AGREEMENT
BY AND BETWEEN
US BIO ALBERT CITY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: November 1, 2007
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered by their respective duly authorized officers as of the date first written above.
BORROWER:
US BIO ALBERT CITY, LLC,
an Iowa limited liability company

/s/ Kelly S. Langley
By: Kelly S. Langley
Its: Treasurer
LENDER:
AGSTAR FINANCIAL SERVICES, PCA,
a United States corporation

By:	/s/ Mark Schmidt

Mark Schmidt
Its: Vice President

EXHIBIT A
CONSENT AND REAFFIRMATION OF GUARANTY
     The undersigned, US BioEnergy Corporation, hereby:
     (i) consents to the modifications set forth in: that certain Amendment No. 2 to Amended And Restated Master Loan Agreement effective as of November 1, 2007; and
     (ii) reaffirms the guaranty of the undersigned, as set forth in that certain Amended and Restated Continuing Guaranty made as of February 26, 2007, by the undersigned for the benefit of Lender, is and shall remain in full force and effect.
US BIOENERGY CORPORATION
By: /s/ Kelly S. Langley
Name: Kelly S. Langley
Its: Treasurer